[LOGO LIBERTY]


                                    [PHOTO]


                                LIBERTY FLOATING
                              RATE ADVANTAGE FUND

                                 ANNUAL REPORT
                                AUGUST 31, 2001

                See what the top of your desk really looks like.

                         INTRODUCING LIBERTY eDELIVERY.

For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at www.libertyfunds.com.

 PRESIDENT'S MESSAGE

[STEVE GIBSON PHOTO]

Dear Shareholder:

Clearly, the prevailing market sentiment was one of caution during the 12 months ended August 31, 2001. After nearly a year of interest rate increases by the Fed, economic indicators began to show significant slowing in the domestic economy in the second half of 2000. Unfortunately, the economy's "landing" turned out to be rougher than anticipated, and fears of recession began to emerge. In response, the Fed began a series of interest rate cuts in early January. All told, we have seen nine rate cuts since the beginning of 2001, and the possibility of recession still looms large in the wake of economic uncertainty caused by the terrorist attacks of September 11. For further analysis, please refer to the special economic commentary on the following pages.

Floating rate loans have often provided a hedge against inflation and interest rate risk because their yield is periodically reset in response to changes in short-term interest rates. Unfortunately, in an environment of falling short-term interest rates, this means that yields must be adjusted downward. The slowing of the economy created further difficulties in the loan market. Default rates have reached historic levels, and lending volumes have decreased significantly from their 1999 levels. Despite these difficulties, returns for the Liberty Floating Rate Advantage Fund exceeded those of its benchmark for the 12 months ended August 31, 2001.

In the pages that follow, portfolio managers Brian Good and Jim Fellows will provide you with more specific information about market conditions, fund performance and the strategies they employed during the period. As always, we thank you for choosing Liberty Floating Rate Advantage Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President

   HIGHLIGHTS

    NET ASSET VALUE PER SHARE, $ (AS OF 8/31/01)
               CLASS A                 11.74
               CLASS B                 11.74
               CLASS C                 11.74
               CLASS Z                 11.74

    DISTRIBUTIONS DECLARED PER SHARE, $ (9/1/00-9/31/01)
               CLASS A                  1.13
               CLASS B                  1.08
               CLASS C                  1.06
               CLASS Z                  1.17

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

                 May Lose Value
   Not FDIC
   Insured      No Bank Guarantee

 SPECIAL ECONOMIC COMMENTARY

[C.FRAZIER EVANS PHOTO]
                                       C. Frazier Evans has more than 30 years
                                       of investment experience at Liberty Funds
                                       Group, where he has held positions as
                                       director of investment research and
                                       portfolio manager of several equity
                                       funds. He has held the title of senior
                                       economist for the past 15 years.

"Everything's changed."

That statement, echoed again and again after the horrific events of September 11, captures the bewilderment following the tragic attacks on the World Trade Center and the Pentagon and the airplane crash in Pennsylvania. It is true that air travel will probably never be the same again. Certainly travel-related industries have been dealt a heavy blow. And the plunge in consumer confidence after the event suggests that a slump in consumer spending may trigger a recession, perhaps extending into the first part of next year. The effect of a possible recession, coupled with the extra costs of supply disruptions and falling demand, means that earnings forecasts for the equity markets are being revised down sharply.


 "DESPITE THE SHOCK AND SORROW WE ALL FEEL IN THE AFTERMATH OF THIS CALAMITY, IT
  IS WORTH EXAMINING WHAT HAS NOT CHANGED ABOUT THE US ECONOMY."

HISTORIC STRENGTHS OF US ECONOMY REMAIN IN PLACE

Despite the shock and sorrow we all feel in the aftermath of this calamity, it is worth examining what has not changed about the US economy. As a people, we still have enormous resiliency, as the reopening of the New York Stock Exchange and other markets illustrated. Our banking system is liquid and in far better shape than at the inception of the Gulf War in 1991. Inflation is low and easing, which gives the Federal Reserve considerable latitude to deal with the situation. Our federal budget surplus provides ample funds for the new claims on federal spending arising from the enormous task of reconstruction, the shoring up of the airline industry, and the identification and punishment of the perpetrators.

INCREASED ACTIVITY POSSIBLE IN 2002

In short, we believe the economy, although shaken, is likely to recover. Indeed, the seeds of recovery have already been sown. The Federal Reserve has created substantial liquidity over the past 12 months. These funds are parked on the sidelines of the economic system but could eventually find their way first into the equity markets and ultimately into the real economy.

Spending initiatives, particularly military spending, could also accelerate economic activity. Inventory liquidation may give way to inventory accumulation, as manufacturers seek to reduce the impact of transportation disruptions on just-in-time inventory management. Although near-term activity is likely to suffer, we believe the economy could commence a recovery at some point next year.

BOND RATES MAY HOLD

The reaction of the bond market to recent events has been a swift steepening of the yield curve. Short rates have dropped. This reflects not only the September 17 rate cut by the Federal Reserve, but also a growing conviction by market participants that more rate cuts are coming.

Bond market participants are concerned that the opening of the Social Security "lock box" could lead to lower retirement of outstanding Treasury debt. This is certainly possible. While reduced retirement of Treasury debt is a probability, this does not necessarily mean that long-term interest rates must rise. Other factors, such as sluggish economic activity, and a projected decline in the rate of inflation, could be more important. While the market has been buffeted by unfolding events, we believe rates should be able to hold at current levels.

 "IT IS INTERESTING TO NOTE THAT SOME OF THE BEST BUYING OPPORTUNITIES IN THE
  STOCK MARKET HAVE OCCURRED DURING PAST RECESSIONS."

WHAT HISTORY INDICATES

Past crises such as the attack on Pearl Harbor, the Cuban missile standoff, the assassination of John F. Kennedy and Iraq's invasion of Kuwait saw the stock market initially sell off and then recover to pre-crisis levels in a matter of sometimes days, sometimes weeks and, in one case, six months. Although historic trends cannot predict future market action, if we look at 10 financial crises over the past 30 years, we see that although the initial market response was negative, the decline was typically toward the end, not the beginning, of a selloff, and was followed in due course by a significant market recovery.

STAY THE COURSE

For those who are concerned that we may be in the midst of a recession that possibly began with the second quarter of this year, it is interesting to note that some of the best buying opportunities in the stock market have occurred during past recessions. The equity markets, being anticipatory by nature, have tended at some point to look through current troubles to eventual recovery on the other side. Whether that point was reached in the early days of trading when the New York Stock Exchange reopened, or at some point later on, cannot be anticipated. What we can say with more confidence is that even a tragedy of this scope, with its incalculable human consequences, is unlikely to permanently cripple a $10 trillion economy.

The opinions expressed are those of the contributor and are subject to change.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.


  FOR C. FRAZIER EVANS' MONTHLY MARKET COMMENTARY VISIT www.libertyfunds.com

 PERFORMANCE INFORMATION

VALUE OF AN INITIAL $10,000 INVESTMENT
1/13/00 - 8/31/01

 PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE
 CLASSES 1/13/00-8/31/01

               Ending account       Ending account
             value without sales   value with sales
                  charge($)           charge($)
 --------------------------------------------------
 Class A           11,316               10,920
 --------------------------------------------------
 Class B           11,258               10,964
 --------------------------------------------------
 Class C           11,233               11,233
 --------------------------------------------------
 Class Z           11,376                  N/A

                                                   CSFB LEVERAGED LOAN       CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES
                                                          INDEX                   SALES CHARGE                   CHARGE
                                                   -------------------       ----------------------     -------------------------
1/2000                                                  10000.00                    10000.00                     9650.00
                                                        10033.00                    10050.00                     9698.25
                                                         9953.74                    10141.50                     9786.50
                                                         9989.57                    10150.60                     9795.31
                                                        10073.50                    10210.50                     9853.10
                                                        10134.90                    10315.60                     9954.59
                                                        10207.90                    10419.80                    10055.10
                                                        10260.00                    10520.90                    10152.70
                                                        10292.80                    10604.00                    10232.90
                                                        10297.90                    10696.30                    10321.90
                                                        10320.60                    10777.60                    10400.30
                                                        10392.80                    10820.70                    10442.00
                                                        10455.20                    10895.30                    10514.00
                                                        10545.10                    10997.80                    10612.80
                                                        10557.80                    11049.40                    10662.70
                                                        10513.40                    11019.60                    10633.90
                                                        10638.50                    10914.90                    10532.90
                                                        10651.30                    11027.30                    10641.40
                                                        10677.90                    11040.60                    10654.20
                                                        10763.40                    11176.40                    10785.20
8/2001                                                  10763.40                    11316.00                    10920.00

The CSFB Leveraged Loan Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index. Index return is calculated from 1/31/00.

AVERAGE ANNUAL TOTAL RETURN, % AS OF 8/31/01

Share class                              A                      B                      C                   Z
Inception                             1/13/00                1/13/00                1/13/00             1/13/00
-----------------------------------------------------------------------------------------------------------------------
                                 without    with        without    with        without    with          without
                                  sales     sales        sales     sales        sales     sales          sales
                                 charge    charge       charge    charge       charge    charge          charge
-----------------------------------------------------------------------------------------------------------------------
1-year                           6.71      2.98         6.52      3.35         6.35      5.38           7.17
-----------------------------------------------------------------------------------------------------------------------
Life                             7.87      5.54         7.53      5.80         7.38      7.38           8.22

AVERAGE ANNUAL TOTAL RETURN, % AS OF 6/30/01

Share class                              A                      B                       C                   Z
------------------------------------------------------------------------------------------------------------------------
                                 without    with        without     with        without    with          without
                                  sales     sales        sales     sales         sales     sales          sales
                                 charge    charge       charge     charge       charge    charge          charge
------------------------------------------------------------------------------------------------------------------------
1-year                           5.96      2.25         5.68       2.55         5.51      4.55           6.33
------------------------------------------------------------------------------------------------------------------------
Life                             7.01      4.43         6.61       4.67         6.40      6.40           7.23

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT www.libertyfunds.com FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.50% sales charge for class A shares; the appropriate class B shares early withdrawal charge (EWC) for the holding period after purchase as follows: first year - 3.25%, second year - 3.00%, third year - 2.00%, fourth year - 1.50%, fifth year - 1.00%, thereafter - 0%; and the class C shares EWC of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

      30-DAY SEC YIELD AS OF 8/31/01

                                    AFTER
                              REIMBURSEMENT (%)
                              -----------------
       CLASS A                      8.31
       CLASS B                      8.23
       CLASS C                      8.07
       CLASS Z                      8.97
       THE 30-DAY SEC YIELD REFLECTS THE PORTFOLIO'S
       EARNING POWER, NET OF EXPENSES, EXPRESSED AS AN
       ANNUALIZED PERCENTAGE OF THE PUBLIC OFFERING
       PRICE AT THE END OF THE PERIOD. IF THE ADVISOR
       OR ITS AFFILIATES HAD NOT WAIVED CERTAIN FUND
       EXPENSES, THE 30-DAY SEC YIELD WOULD HAVE BEEN
       8.13% FOR CLASS A SHARES, 8.05% FOR CLASS B
       SHARES, 7.88% FOR CLASS C SHARES AND 8.78% FOR
       CLASS Z SHARES.

      TOP 10 ISSUERS, AS OF 8/31/01

                                    %
                                   ---
       Nextel Finance Companies    2.7
       OM Group                    2.4
       Allied Waste North
          America                  2.1
       Charter Communications
          Operating                1.9
       Regal Cinemas               1.9
       Iasis Healthcare            1.9
       Washington Group
          International            1.9
       Lyondell Petrochemical      1.8
       Century Cable Holdings      1.7
       Weight Watchers
          International            1.6
       HOLDINGS ARE CALCULATED AS A
       PERCENTAGE OF NET ASSETS. BECAUSE THE
       FUND IS ACTIVELY MANAGED, THERE CAN BE
       NO GUARANTEE THAT THE FUND WILL
       CONTINUE TO HOLD THESE SECURITIES IN
       THE FUTURE.

PORTFOLIO MANAGERS' REPORT
   THE PERIOD DISCUSSED IN THIS REPORT ENDED PRIOR TO THE TRAGIC EVENTS OF SEPTEMBER 11, 2001. HOWEVER, THE PORTFOLIO MANAGERS BELIEVE ALL COMMENTS CONTAINED IN THIS REPORT TO BE ACCURATE IN LIGHT OF THOSE EVENTS.

The tone of the syndicated loan market remained decidedly conservative for the 12 months ended August 31, 2001. As non-investment grade default rates increased to the highest level in 10 years, investors shifted their focus to higher-quality credits. The volume of newly issued loans increased marginally toward the end of the period, but the weak stock market and a continued lack of demand in the high yield bond market created financing difficulties for companies engaged in leveraged buyouts, mergers and acquisitions.

The management team of the Liberty Floating Rate Advantage Fund employs a philosophy which focuses on capital preservation and management of credit risk, regardless of credit and market conditions. We execute this inherently defensive strategy by consistently identifying critical differences between credits, thus making credit risk visible and measurable. Our support team of 17 bank loan professionals follows strict guidelines designed to uphold our fundamental approach to research.

FUND OUTPERFORMED ITS BENCHMARK AND PEERS

Despite the difficult market conditions during the period, the Liberty Floating Rate Advantage Fund performed well. For the 12 months ended August 31, 2001, the fund's class A shares returned 6.71% without a sales charge. This return exceeded that of the fund's benchmark, the CSFB Leveraged Loan Index, which returned 4.93% for the same period. The fund also significantly outperformed its peers, as indicated by the 12-month return of 2.61% for the Lipper Loan Participation Funds Average.(1)

The fund outperformed its index and peer group as a result of our strategies during the period, which included exiting the start-up telecommunications field and focusing on value-enhancing credit opportunities.

INTEREST RATE CUTS DROVE DISTRIBUTION RATES LOWER

The Federal Reserve Board has repeatedly lowered interest rates since early January 2001. The federal funds rate, which stood at 6.5% one year ago, is currently at 2.5%. The interest rate reductions which occurred through August 31 have contributed to lowering the fund's distribution rate from 9.67% (class A shares at public offering price) as of August 31, 2000 to 8.29% at the close of the period. However, lower interest rates should benefit the fund's credit quality over the months to come, as a result of lower debt service for the fund's underlying credits.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average of total returns for mutual funds with similar objectives as the fund.

PORTFOLIO DIVERSIFICATION INCREASED

During the period, we increased the portfolio's diversification in order to broaden the fund's overall industry exposure and reduce specific issuer concentration. As of August 31, 2001, the portfolio held loans from 171 senior loan issuers, up from 82 issuers as of August 31, 2000.

STRATEGY FOCUSED ON FINDING VALUE, AVOIDING CREDIT PROBLEMS

We focused on certain value-enhancing opportunities during the period. Our strategy of identifying credits that are trading at a discount to their intrinsic value led us to several opportunities in the health care sector. This value-based strategy helped to improve the fund's NAV during the second half of the period, but it also presents the risks associated with investing in securities which have been discounted by the market, such as an increased likelihood of default.

Fund performance was negatively impacted during the first half of the period because we were not proactive enough in selling poorly performing holdings in the auto and steel sectors. However, since early March we have taken a much more proactive approach to selling and avoiding issues with financial difficulties, especially in the telecommunications sector. Holdings which were eliminated from the portfolio as a result of this strategy included Winstar Communications and 360 Communications.

OUTLOOK CAUTIOUS FOR COMING MONTHS

Since the September 11 terrorist attacks, we have seen increased volatility in all markets, including the loan market. Resulting deterioration in economic fundamentals may have a negative impact on default expectations and credit spreads. Industry sectors about which we have immediate concerns include hotel, lodging and gaming; automotive suppliers and consumer durables. We do not have any industry exposure to the major commercial airlines.

Our current outlook for the loan market is one of caution, given the possibility of continued economic deterioration, increased corporate distress and higher default rates over the next six to 12 months. However, we believe the market may begin to anticipate an improvement in credit quality as 2001 draws to a close. Additionally, as the pruning of the excesses of the late 1990s continues, investors may benefit from increased recovery on assets that have deteriorated over the past year.

/s/ BRIAN GOOD                                            /s/ JIM FELLOWS
----------------                                          -------------------
    BRIAN GOOD                                                JIM FELLOWS

BRIAN GOOD and JIM FELLOWS, senior vice presidents of Stein Roe & Farnham Incorporated, have been portfolio managers of the Liberty Floating Rate Advantage Fund since its inception.


PORTFOLIO QUALITY BREAKDOWN
% AS OF 8/31/01 (DOLLAR-WEIGHTED)

 A:  0.73%           B: 35.93%          Non-rated: 2.95%
Baa: 1.62%          Caa: 4.04%          Withdrawn: 1.73%
Ba: 50.83%          Ca:  1.01%          Other:     1.16%


QUALITY BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL INVESTMENTS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THAT THE FUND WILL CONTINUE TO MAINTAIN THIS QUALITY BREAKDOWN IN THE FUTURE.

SOURCE: MOODY'S CREDIT RATINGS

An investment in the fund offers significant current income potential. However, the following could have the effect of reducing the net asset value (NAV) and distributions of the fund: defaults on the loans held in the portfolio; nonpayment of scheduled interest or principal payments; prepayment of principal by borrowers resulting in a loan's replacement with a lower-yielding security; and the valuation of the portfolio's holdings. The use of leverage for investment purposes creates opportunities for greater return, but at the same time involves certain risks, such as volatility of the NAV of the fund's shares and the nonpayment of dividends.

The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

 INVESTMENT PORTFOLIO

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a)(b) - 99.6%                           PAR          VALUE
------------------------------------------------------------------------
AEROSPACE - 2.9%
Alliant Techsystems Inc.,
  Term Loan B           4/20/09                $  748,125   $    759,594
Decrane Aircraft Holdings, Inc.:
  Term B                9/30/06                   984,861        976,279
  Term D               12/10/05                 1,237,455      1,226,672
United Defense Ind.,
  Term B                8/13/09                 1,000,000      1,006,291
Veridian Corp.,
  Term Loan              9/5/06                 1,980,000      1,969,164
Vought Aircraft Industries, Inc.:
  Term A                7/24/06                 1,376,811      1,373,228
  Term B                7/24/07                 1,449,925      1,463,330
  Term C                7/24/08                 1,010,440      1,021,636
                                                            ------------
                                                               9,796,194
                                                            ------------
APPAREL - 0.3%
The William Carter Co.,
  Term Loan B           8/15/08                 1,000,000      1,013,719
                                                            ------------

AUTO PARTS - 3.1%
142466 Ontario Limited,
  Term B                8/10/07                 1,462,613      1,354,910
Collins & Aikman,
  Term D                1/15/06                   497,500        478,988
Dayco Products, LLC,
  Term B                9/30/08                 2,143,333      2,110,996
J.L. French Automotive,
  Term B               10/21/06                 2,187,388      1,801,634
Meridian Automotive Systems, Inc.,(c)
  Term B                3/31/07                   999,882        900,821
Metalync Co., LLC,
  Term B               11/28/08                 3,196,800      2,974,131
Venture Holding Co., LLC,
  Term B                 4/1/05                   997,455        942,642
                                                            ------------
                                                              10,564,122
                                                            ------------

BROADCASTING - 1.2%
Entravision Communications Corp.,
  Term B               12/31/08                 1,500,000      1,510,756
Sinclair Broadcast Group, Inc.,
  Incremental TL        9/30/09                 2,000,000      2,022,153
Young Broadcasting Inc.,
  Term B               12/31/06                   576,227        580,944
                                                            ------------
                                                               4,113,853
                                                            ------------

                                                  PAR          VALUE
------------------------------------------------------------------------

BUILDING PRODUCTS - 0.7%
Formica Corp.,
  Term B                4/30/06                $  987,905   $    848,723
Tapco International Corp.:
  Term B                6/23/07                   872,355        846,357
  Term C                6/23/08                   623,828        605,236
                                                            ------------
                                                               2,300,316
                                                            ------------

BUSINESS SERVICES - 0.7%
Encompass Services Corp.,
  Term C                5/10/07                   493,750        482,949
NATG Holdings LLC,(c)
  Term C                6/30/07                   990,000        842,580
Transaction Network Services,
  Term B                 4/3/07                   965,000        970,125
                                                            ------------
                                                               2,295,654
                                                            ------------

CABLE/TELEVISION - 4.6%
Century Cable Holdings, LLC:
  Term B                6/30/09                 2,500,000      2,487,275
  Discretionary Term L 12/31/09                 2,000,000      1,984,221
Charter Communications Operating, LLC:
  Incremental           12/30/08                4,000,000      3,973,565
  Term B                6/30/08                 1,000,000        992,391
Mediacom:
  Term B-1              9/30/01                 2,100,000      2,101,891
  Term Loan B-2         9/30/10                   900,000        900,627
RCN Corp.,
  Term B                 6/3/07                 3,000,000      2,338,058
Videotron Ltee,
  Term Loan B         12/29/09                  1,000,000      1,009,946
                                                            ------------
                                                              15,787,974
                                                            ------------
CASINOS/GAMBLING - 2.5%
Alliance Gaming Corp.,
  Term Loan            12/31/06                 2,500,000      2,511,587
Ameristar Casinos, Inc.:
  Term B               12/20/06                   680,015        684,854
  Term C               12/20/08                   582,870        587,018
Argosy Gaming Co.,
  Term Loan             7/31/08                 1,000,000      1,011,545
Boyd Gaming Corp.,
  Term B                6/15/03                 1,291,000      1,292,451
Isle of Capri Casinos, Inc.:
  Term B                 3/2/06                 1,220,660      1,220,295
  Term C                 3/2/07                 1,068,077      1,067,270
                                                            ------------
                                                               8,375,020
                                                            ------------

See notes to investment portfolio.
 6

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a)(b) (CONTINUED)                       PAR          VALUE
------------------------------------------------------------------------
CHEMICALS - 6.8%
Equistar Chemicals, LP,
  Term Loan             8/24/07                $1,500,000   $  1,519,125
Hercules Inc.,
  Term Loan D         11/15/05                  1,990,000      1,985,107
Huntsman Corp.:
  New Term Loan B     6/30/04                   2,368,918      1,981,008
  Term Loan C         12/31/05                  2,131,082      1,777,322
Huntsman International LLC:
  Term B                6/30/07                 1,874,653      1,859,813
  Term C                6/30/08                   378,807        375,429
ISP Technologies,
  Term Loan             6/29/08                 2,500,000      2,499,240
Lyondell Petrochemical Co.:
  Term B                6/30/05                 1,809,834      1,818,525
  Term Loan E           6/30/06                 2,797,389      2,844,761
Messer Greisheim Ind.:
  Term B                6/14/09                   526,219        536,701
  Term C                6/14/10                   973,781        982,656
Noveon, Inc.:
  Term A                3/31/07                   625,000        623,972
  Term B                9/30/08                 2,000,000      1,968,477
Resolution Performance Products,
  Term B               12/31/08                 2,271,429      2,294,175
                                                            ------------
                                                              23,066,311
                                                            ------------

CONSUMER SERVICES - 0.5%
AMF Bowling Worldwide, Inc.:
  Axel A                 3/31/03                1,148,398        923,025
  Axel B                  4/1/04                  834,736        670,919
                                                            ------------
                                                               1,593,944
                                                            ------------
CONSUMER SPECIALTIES - 2.9%
American Greetings Corp.,
  Term Loan             6/15/06                 1,500,000      1,502,870
Jostens, Inc.:
  Term A                5/31/06                   859,709        854,083
  Term B                5/31/08                   990,124        989,827
Playtex Products,
  Term Loan B           3/31/09                 2,246,063      2,279,423
Weight Watchers International, Inc.:
  Term A                9/30/05                 1,301,430      1,304,929
  Term B-1              9/30/06                 1,892,342      1,910,182
  Term D                6/30/06                   955,777        961,692
                                                            ------------
                                                               9,803,006
                                                            ------------

                                                  PAR          VALUE
------------------------------------------------------------------------

CONTAINERS/PACKAGING - 3.7%
Gaylord Container Corp.,
  Term Loan             6/19/04                $1,531,371   $  1,474,419
Greif Brothers,
  Term Loan B           2/28/08                 2,687,617      2,702,316
Jefferson Smurfit,
  Term B                3/31/07                 1,000,000      1,002,185
Pliant Corp.,
  Term B                5/31/08                 2,455,357      2,353,562
Riverwood International Corp.:
  Revolver              12/31/06                  150,000        158,997
  Term Loan            12/31/06                 2,500,000      2,530,968
United States Can Co.,
  Term B                10/3/08                 2,489,583      2,474,070
                                                            ------------
                                                              12,696,517
                                                            ------------

DIVERSIFIED COMMERCIAL SERVICES - 1.9%
Concentra Communications Operating, LLC:
  Term B                6/30/06                 1,326,565      1,326,094
  Term Loan C          6/30/07                    663,283        663,489
Iron Mountain,
  Term B                2/28/06                 1,990,000      2,009,148
Outsourcing Solutions Inc.,
  Term B                5/31/06                 2,456,250      2,331,577
                                                            ------------
                                                               6,330,308
                                                            ------------
DIVERSIFIED MANUFACTURING - 4.5%
Enersys, Inc.,
  Term B                11/9/08                   995,000        989,203
Flowserve Corp.,
  Term B                6/30/08                 1,486,331      1,495,108
Gentek Inc.,
  Term C               10/31/07                 2,478,756      2,269,969
HQ Global,
  Term B                11/6/05                 1,849,805      1,782,765
Jason Inc.,
  Term B                6/30/07                 2,482,462      2,422,054
MTD Products Inc.,
  Term B                6/20/07                 1,982,481      1,983,780
Polymer Group, Inc.,
  Term Loan B         12/20/05                  1,991,803      1,792,744
SPX Corp.,
  Term C               12/31/07                 2,484,549      2,493,681
                                                            ------------
                                                              15,229,304
                                                            ------------

See notes to investment portfolio.

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a)(b) (CONTINUED)                       PAR          VALUE
------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.7%
AES EDS Funding, LLC,
  Term Loan             10/6/03                $1,300,000   $  1,296,514
AES Texas Funding, LLC,
  Term Loan             3/31/02                   902,308        901,485
Mission Energy:
  Term Loan A            7/2/06                   779,221        774,537
  Term Loan B            7/2/06                 2,220,779      2,207,431
Western Resources, Inc.,
  Term B                3/17/03                 3,969,950      3,957,865
                                                            ------------
                                                               9,137,832
                                                            ------------

ELECTRONIC COMPONENTS - 2.3%
Knowles Electronics, Inc.,
  Term B                6/29/07                   992,481        918,296
Manufacturers Services, Ltd.,(c)
  Term Loan             9/30/05                 1,985,000      1,994,123
Seagate Technology Holdings, Inc.,
  Term B               11/22/06                 2,487,500      2,467,805
Viasystems, Inc.:
  Term B                3/31/07                 1,365,418      1,271,112
  Term B Chips          3/31/07                 1,374,582      1,279,716
                                                            ------------
                                                               7,931,052
                                                            ------------

ENGINEERING & CONSTRUCTION - 1.4%
Washington Group International:(d)
  Term B                 7/7/07                 6,490,000      4,834,101
                                                            ------------
ENVIRONMENTAL SERVICES - 2.8%
Allied Waste North America, Inc.:
  Term B                7/23/06                 2,424,500      2,429,318
  Term C                7/23/07                 2,909,399      2,915,249
Environmental Systems Products Holdings,
  Tranche 1             12/31/04                2,317,314      1,924,242
GTS Duratek, Inc.,
  Term Loan B           12/8/06                   992,462        965,818
Synagro Technologies, Inc.,
  Term B                7/27/07                 1,405,701      1,382,731
                                                            ------------
                                                               9,617,358
                                                            ------------

FARMING/AGRICULTURE - 0.8%
Hines Nuseries, Inc.,
  Term B                2/28/05                 1,000,000        965,224
Scotts Company,
  Term B               12/31/07                   999,038      1,006,790
United Industries Corp.,
  Term Loan B           1/20/06                 1,000,000        936,714
                                                            ------------
                                                               2,908,728
                                                            ------------

                                                  PAR          VALUE
------------------------------------------------------------------------

FINANCE COMPANIES - 0.2%
Finova Capital Corp.,
  Note                   5/15/09               $  740,000   $    545,750
                                                            ------------

FOOD CHAINS - 0.6%
Big V Supermarkets Inc.,(d)
  Term C                8/10/03                   850,508        681,455
Buffets, Inc.,
  Term A                3/31/07                 1,490,000      1,505,220
                                                            ------------
                                                               2,186,675
                                                            ------------

FOOD MANUFACTURING - 4.2%
American Seafoods Group, LLC,
  Term B               12/31/05                 1,969,950      1,973,377
Commonwealth Brands, Inc.,
  Term Loan            12/31/04                 3,500,000      3,506,047
CP Kelco US Inc.:
  Term B                3/31/08                 2,512,500      2,384,726
  Term C                9/30/08                   837,500        795,607
Del Monte Corp.,
  Term Loan             3/31/08                   498,750        504,855
Flowers Foods, Inc.,
  Term Loan B           3/26/07                   500,000        505,743
Merisant Co.,
  Term B                3/31/07                 2,143,813      2,147,882
Michael Foods, Inc.,
  Term B                4/10/08                   997,500      1,008,140
Pinnacle Foods Holdings Corp.,
  Term Loan             5/22/08                 1,500,000      1,503,518
                                                            ------------
                                                              14,329,895
                                                            ------------
HEALTHCARE SERVICES - 3.2%
Advanced Paradigm, Inc.,
  Term B                10/2/07                   956,953        970,405
Caremark RX, Inc.,
  Term Loan             3/15/06                   997,500      1,008,283
Integrated Health Services,(d)
  Revolver               9/30/03                5,000,000      3,012,500
Stewart Enterprises,
  Term Loan             6/30/06                 3,000,000      3,023,030
Team Health, Inc.,
  Term B                1/30/05                 1,979,094      1,977,508
Vicar,
  Term Loan B           9/20/06                 1,000,000      1,005,195
                                                            ------------
                                                              10,996,921
                                                            ------------

See notes to investment portfolio.
 8

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a)(b) (CONTINUED)                       PAR          VALUE
------------------------------------------------------------------------
HOSPITAL MANAGEMENT - 2.9%
Community Health Systems:
  Term B               12/31/03                $  948,617   $    965,543
  Term D               12/31/05                 1,295,756      1,307,569
Iasis Healthcare Corp.,
  Term B                7/30/06                 4,891,923      4,889,286
Meditrust Corp.,
  Term Loan             5/31/03                 2,050,000      2,059,992
Triad Hospitals, Inc.,
  Term Loan B           9/30/08                   500,000        506,214
                                                            ------------
                                                               9,728,604
                                                            ------------

HOTELS/RESORTS - 2.2%
Extended Stay America, Inc.,
  Term Loan B           1/15/08                 2,000,000      2,009,755
Sunburst Hospitality,
  Tranche 2             12/31/05                2,139,508      2,140,137
Wyndham International:
  IRL                   6/30/04                   784,615        777,176
  Term B                6/30/06                 2,500,000      2,455,272
                                                            ------------
                                                               7,382,340
                                                            ------------
INDUSTRIAL MACHINERY/COMPONENTS - 0.2%
Terex Corp.,
  Term B                3/30/05                   724,947        727,567
                                                            ------------

INSURANCE BROKERS/SERVICE - 2.0%
Conseco Ind.,
  Term Loan 03          9/25/03                 3,500,000      3,241,976
Tack Acquisition Corp.,
  Term Loan B           3/31/07                 1,500,000      1,499,734
Willis North America, Inc.:
  Term C                2/19/08                   968,750        970,450
  Term D                8/19/08                   968,750        970,450
                                                            ------------
                                                               6,682,610
                                                            ------------
MEDIA CONGLOMERATES - 1.0%
Bridge Information Systems:(d)
  Revolver                7/7/03                1,847,638      1,090,106
  Term B                 7/7/05                 3,252,353      1,918,888
  Term Loan A            7/7/03                   747,647        441,112
                                                            ------------
                                                               3,450,106
                                                            ------------

                                                  PAR          VALUE
------------------------------------------------------------------------

MEDICAL SPECIALTIES - 1.1%
Dade Behring:
  Term B                6/30/06                $  489,102   $    405,346
  Term C                6/30/07                 1,474,756      1,217,587
Stryker Corp.,
  Term B                12/4/05                 2,043,825      2,054,779
                                                            ------------
                                                               3,677,712
                                                            ------------

METAL FABRICATIONS - 2.5%
Mueller Group, Inc.,
  Term D                8/16/07                 2,478,675      2,494,937
OM Group, Inc.:
  Asset Sale TL          8/23/02                5,000,000      5,016,933
  Term B                6/30/08                 1,000,000      1,004,807
                                                            ------------
                                                               8,516,677
                                                            ------------

METALS/MINING - 1.8%
Dressers, Inc.,
  Term B                4/10/09                 3,000,000      3,046,219
LTV Corp.,
  DIP                   6/30/02                 1,421,900      1,237,123
Stillwater Mining Co.,
  Term B               12/31/07                 1,995,000      2,001,891
                                                            ------------
                                                               6,285,233
                                                            ------------

MILITARY/GOVERNMENT - 0.7%
Titan Corp.:
  Term B                2/23/07                 1,488,693      1,481,765
  Term C                 6/1/07                   987,500        983,823
                                                            ------------
                                                               2,465,588
                                                            ------------

MOVIES/ENTERTAINMENT - 3.2%
Metro-Goldwyn-Mayer Studios, Inc.,
  Term B                3/31/06                 2,000,000      2,000,093
Regal Cinemas:(d)
  Term Loan B           5/27/06                 3,420,064      3,388,305
  Term Loan C          5/27/07                  1,579,936      1,565,265
Six Flags Theme Parks, Inc.,
  Term B                9/30/05                 1,000,000      1,010,561
United Artists Theatre Co.,
  Term Loan             1/24/05                 1,995,000      1,932,127
Washington Football, Inc.,
  Term C                1/14/05                   895,833        899,444
                                                            ------------
                                                              10,795,795
                                                            ------------
OFFICE SUPPLIES - 0.2%
Mail-Well I Corp.,
  Term B                2/22/07                   774,924        749,070
                                                            ------------

See notes to investment portfolio.

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a)(b) (CONTINUED)                       PAR          VALUE
------------------------------------------------------------------------
OIL REFINING/MARKETING - 2.0%
Ocean Rig 2 As,
  Term Loan             6/30/06                $3,000,000   $  2,743,495
Port Arthur Finance Corp.:
  Term B                6/15/07                 4,000,000      4,003,200
                                                            ------------
                                                               6,746,695
                                                            ------------

PAPER - 1.9%
Grant Forest Products, Inc.,
  Term B               10/12/08                 2,977,500      2,987,926
Port Townsend Paper Corp.,
  Term Loan B           3/16/07                 1,895,250      1,874,714
Potlatch Corp.,
  Term B                6/29/05                   500,000        505,401
Stone Container,
  Term F               12/31/05                   986,044        989,624
                                                            ------------
                                                               6,357,665
                                                            ------------
PRINTING/PUBLISHING - 2.0%
American Media, Inc.,
  Term B                 4/1/07                   498,750        501,958
Canwest Media, Inc.:
  Term Loan B-2         5/15/08                 1,215,570      1,227,179
  Term Loan C-2         5/15/09                   759,430        766,684
Muzak, LLC,(c)
  Term B               12/31/06                 2,474,942      2,466,266
Transwestern Publishing Co., LLC,
  Term Loan B           6/27/08                 1,000,000      1,010,969
Weekly Reader Inc.,
  Term B               11/30/06                   984,962        950,496
                                                            ------------
                                                               6,923,552
                                                            ------------

RAIL/SHIPPING - 1.4%
Helm Holding Corp.,(c)
  Term B               10/18/06                 2,985,000      2,929,698
Kansas City Southern Railway,
  Term B               12/31/06                   995,000      1,004,362
Railamerica Transportation Corp.,
  Term B               12/31/06                   861,340        866,505
                                                            ------------
                                                               4,800,565
                                                            ------------
REAL ESTATE INVESTMENT TRUSTS - 1.2%
Corrections Corp. of America:
  Term B               12/31/02                   913,553        881,626
  Term C               12/31/02                 1,384,350      1,335,978
Ventas Realty,
  Term C               12/31/07                 2,005,731      1,982,208
                                                            ------------
                                                               4,199,812
                                                            ------------

                                                  PAR          VALUE
------------------------------------------------------------------------

RENTAL/LEASING COMPANIES - 0.9%
NationsRent, Inc.,
  Term B                7/20/06                $2,000,000   $  1,470,521
Rent-A-Center Inc.:
  Term B                1/31/06                   887,698        887,591
  Term C                1/31/07                   610,794        609,946
                                                            ------------
                                                               2,968,058
                                                            ------------

RETAIL STORES - 2.1%
Hartz Mountain,
  Term Loan            12/31/07                 1,490,946      1,502,082
Rite Aid Corp.,
  Term Loan             6/27/05                 3,000,000      3,002,033
SDM Corp.:
  Term C                 2/4/08                   484,978        488,266
  Term E                 2/4/09                   484,978        488,207
Travel Centers of America, Inc.,
  Term Loan            11/14/08                 1,500,000      1,513,312
                                                            ------------
                                                               6,993,900
                                                            ------------

SEMICONDUCTORS - 0.4%
Amkor Technology, Inc.,
  Term B                9/30/05                   638,929        635,828
ON Semiconductor Components Industries, LLC:
  Term B                 8/4/06                   240,715        215,322
  Term C                 8/4/07                   259,285        232,229
  Term D                 8/4/07                   500,000        447,974
                                                            ------------
                                                               1,531,353
                                                            ------------

STEEL/IRON ORE - 0.8%
Ispat Inland LP.:
  Term B                7/16/05                 1,234,733      1,005,242
  Term C                7/16/06                 1,234,733      1,005,242
UCAR Finance, Inc.,
  Term B               12/31/07                   892,376        877,001
                                                            ------------
                                                               2,887,485
                                                            ------------

TELECOMMUNICATIONS INFRASTRUCTURE/EQUIPMENT - 1.2%
Global Crossing Holdings, Inc.,
  Term B                6/30/06                 1,500,000      1,357,129
Spectrasite Communications, Inc.,
  Tranche B TL         12/31/07                 3,000,000      2,772,492
                                                            ------------
                                                               4,129,621
                                                            ------------
TELECOMMUNICATIONS SERVICES - 5.3%
Alaska Communications Systems Holdings:
  Term B               11/14/07                 1,052,632      1,018,837
  Term C                5/14/08                   947,368        912,900
Broadwing Inc.:
  Incremental Term C    6/29/07                 2,000,000      1,990,550
  Term Loan B           11/2/06                 1,000,000        985,328

See notes to investment portfolio.
 10

August 31, 2001

VARIABLE RATE SENIOR LOAN
INTERESTS(a)(b) (CONTINUED)                       PAR          VALUE
------------------------------------------------------------------------

TELECOMMUNICATIONS SERVICES (CONTINUED)
Cricket Communications, Inc.,(c)
  Vendor TL             6/30/07                $3,500,000   $  2,942,152
GT Group Telecom Services Corp.,(c)
  Lucent Term A         6/30/08                 2,964,510      2,521,218
McLeod USA Inc.,
  Term B                5/31/08                 3,500,000      2,916,183
Time Warner Telecom,
  Term B                3/31/08                 1,500,000      1,480,285
Valor Telecommunications Enterprises, LCC,
  Term B                8/31/07                 2,481,250      2,453,645
XO Communications, Inc.,
  Term B               10/31/05                 1,000,000        785,719
                                                            ------------
                                                              18,006,817
                                                            ------------
TEXTILES - 0.6%
St. John's Knits,
  Term B                7/31/07                 1,991,266      1,982,735
                                                            ------------

TOBACCO - 0.7%
UST Inc.,
  Term B                2/16/05                 2,481,250      2,517,264
                                                            ------------

TRANSPORTATION - 1.6%
Evergreen International Aviation Inc.,
  Term B-2               5/7/04                   899,534        697,955
Great Lakes Transportation,
  Term Loan             3/23/08                   985,000        969,359
Motor Coach Industries International, Inc.,
  Term Loan             6/16/06                 1,899,087      1,581,857
Osh Kosh Trucking,
  Term Loan B           1/31/07                 1,000,000      1,008,701
Transportation Technologies Industries, Inc.,(c)
  Term B                3/31/07                 1,373,857      1,169,001
                                                            ------------
                                                               5,426,873
                                                            ------------
WIRELESS TELECOMMUNICATIONS - 5.2%
Centennial Cellular Operating Co., LLC:
  Term B                5/31/07                 1,082,781      1,049,580
  Term C               11/30/07                   407,095        394,497
Dobson Operating Co., LLC,
  Term Loan B         12/31/07                  1,108,125      1,087,793
Nextel Finance Co., Inc.:
  Term B                6/30/08                 2,500,000      2,318,367
  Term C               12/31/08                 2,500,000      2,318,330
  Term D                3/31/09                 2,500,000      2,276,627
Nextel Partners,
  Term B                1/29/08                 3,500,000      3,400,074

                                                  PAR          VALUE
------------------------------------------------------------------------
Rural Cellular Corp.:
  Term B                10/3/08                $  250,000   $    245,496
  Term C                 4/3/09                   250,000        245,522
  Term D                10/3/09                 2,000,000      1,962,551
Sygnet Wireless, Inc.,
  Term C               12/23/07                 2,066,891      2,010,063
Ubiquitel Operating Co.,
  Term B               11/17/08                   500,000        487,888
                                                            ------------
                                                              17,796,788
                                                            ------------
Total Variable Rate Senior Loan
  Interests (cost of $340,524,871)                           339,185,039
                                                            ------------
SHORT-TERM OBLIGATIONS - 0.4%
------------------------------------------------------------------------
Enron Loan Participation,
  3.770%                  9/4/01                1,500,000      1,500,000
                                                            ------------
Total Investments (cost of
  $342,024,871)(e) - 100.0%                                  340,685,039
                                                            ------------
OTHER ASSETS & LIABILITIES, NET                              (84,753,177)
------------------------------------------------------------------------
NET ASSETS                                                  $255,931,862
                                                            ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(b) Industry classification percentages are based on total investments. Total investments represent 133.1% of the Fund's net assets.

(c) Represents fair value as determined in good faith under procedures approved to the Trustees.

(d) This issuer is in default of certain debt covenants. Income is not being accrued.

(e)  Cost for federal income tax purposes is identical.

           Acronym                         Name
           -------                         ----
             DIP                   Debtor in Possession

See notes to financial statements.

 STATEMENT OF ASSETS & LIABILITIES

August 31, 2001

ASSETS
Investments, at value (cost of
$342,024,871)                              $340,685,039
Cash                                          1,116,887

RECEIVABLE FOR:
  Investments sold                                5,022
  Fund shares sold                            2,254,606
  Interest and fees                           2,372,352
  Expense reimbursement due from
    Advisor                                     262,795
Deferred Trustees' Compensation Plan                628
Other assets                                     74,343
                                           ------------
    Total Assets                            346,771,672
                                           ------------
LIABILITIES
Deferred facility fees                          573,573

PAYABLE FOR:
  Fund shares repurchased                        24,289
  Distributions                               1,761,243
  Management fee                                128,265
  Administration fee                             57,007
  Transfer agent fee                             30,263
  Bookkeeping fee                                 8,135
  Custody fee                                       796
  Interest expense                              180,823
  Deferred Trustees' fee                            628
Other liabilities                                74,788
Notes payable                                88,000,000
                                           ------------
    Total Liabilities                        90,839,810
                                           ------------
NET ASSETS                                 $255,931,862
                                           ------------
COMPOSITION OF NET ASSETS
Paid in capital                            $261,412,178
Undistributed net investment income             148,926
Accumulated net realized loss                (4,289,410)
Net unrealized depreciation on
  investments                                (1,339,832)
                                           ------------
NET ASSETS                                 $255,931,862
                                           ============
Net asset value and redemption price
  per share -- Class A
  ($108,399,164/9,236,831)                 $      11.74(a)
                                           ============
Maximum offering price per share --
  Class A ($11.74/0.9650)                  $      12.17(b)
                                           ============
Net asset value and offering price per
  share -- Class B
  ($80,608,711/6,868,729)                  $      11.74(a)
                                           ============
Net asset value and offering price per
  share -- Class C
  ($64,073,999/5,460,064)                  $      11.74(a)
                                           ============
Net asset value, offering and
  redemption price per share -- Class Z
  ($2,849,988/242,851)                     $      11.74
                                           ============

 STATEMENT OF OPERATIONS

For the Year Ended August 31, 2001

INVESTMENT INCOME
Interest income                              $24,185,661
Fee income                                       405,494
                                             -----------
    Total Investment Income                   24,591,155

EXPENSES
Management fee                 $1,170,009
Administration fee                520,004
Service fee -- Class A            245,924
Service fee -- Class B            124,789
Service fee -- Class C            106,735
Distribution fee -- Class A        98,483
Distribution fee -- Class B       226,024
Distribution fee -- Class C       257,827
Transfer agent fee                301,041
Bookkeeping fee                    78,199
Trustees' fee                      11,105
Custody fee                         4,547
Other expenses                    514,429
                               ----------
  Total Expenses                3,659,116
  Fees and expenses waived or
    borne by Advisor             (615,699)
  Custody credits earned           (2,139)
                               ----------
  Net Operating Expenses        3,041,278
Interest expense                3,867,210
Commitment fee                    102,280
                               ----------
  Net Expenses                                 7,010,768
                                             -----------
  Net Investment Income                       17,580,387
                                             -----------
NET REALIZED & UNREALIZED GAIN
(LOSS) ON PORTFOLIO POSITIONS
Net realized loss on
  investments                                 (4,289,410)
Net change in unrealized
  appreciation/depreciation
  on investments                              (1,221,225)
                                             -----------
  Net Loss                                    (5,510,635)
                                             -----------
Increase in Net Assets from
  Operations                                 $12,069,752
                                             ===========

(a) Redemption price per share is equal to net asset value less any applicable early withdrawal charge.

(b) On sales of $100,000 or more the offering price is reduced.

See notes to financial statements.
 12

 STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED          PERIOD ENDED
                                                                AUGUST 31,           AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                                  2001               2000(a)
---------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                          $ 17,580,387         $  2,302,405
Net realized gain (loss) on investments                          (4,289,410)               5,101
Net change in unrealized appreciation/depreciation on
  investments                                                    (1,221,225)            (118,607)
                                                               ------------         ------------
  Net Increase from Operations                                   12,069,752            2,188,899
                                                               ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income -- Class A                            (9,239,773)          (1,074,046)
From realized gains -- Class A                                       (2,660)                  --
From net investment income -- Class B                            (4,461,490)            (627,757)
From realized gains -- Class B                                       (1,284)                  --
From net investment income -- Class C                            (3,748,461)            (284,879)
From realized gains -- Class C                                       (1,079)                  --
From net investment income -- Class Z                              (271,408)            (137,820)
From realized gains -- Class Z                                          (78)                  --
                                                               ------------         ------------
  Total Distributions to Shareholders                           (17,726,233)          (2,124,502)
                                                               ------------         ------------
SHARE TRANSACTIONS
Subscriptions -- Class A                                         79,689,906           53,839,841
Distributions reinvested -- Class A                               5,763,206              623,105
Redemptions -- Class A                                          (28,440,436)             (70,072)
                                                               ------------         ------------
  Net Increase -- Class A                                        57,012,676           54,392,874
                                                               ------------         ------------
Subscriptions -- Class B                                         62,312,987           19,490,348
Distributions reinvested -- Class B                               2,688,234              460,640
Redemptions -- Class B                                           (3,024,040)             (15,062)
                                                               ------------         ------------
  Net Increase -- Class B                                        61,977,181           19,935,926
                                                               ------------         ------------
Subscriptions -- Class C                                         59,985,387           12,929,859
Distributions reinvested -- Class C                               2,509,655              178,321
Redemptions -- Class C                                          (10,204,625)            (105,984)
                                                               ------------         ------------
  Net Increase -- Class C                                        52,290,417           13,002,196
                                                               ------------         ------------
Subscriptions -- Class Z                                              1,701            2,525,000
Distributions reinvested -- Class Z                                 271,486              114,489
                                                               ------------         ------------
  Net Increase -- Class Z                                           273,187            2,639,489
                                                               ------------         ------------
  Net Increase from Share Transactions                          171,553,461           89,970,485
                                                               ------------         ------------
  Net Increase in Net Assets                                    165,896,980           90,034,882
NET ASSETS
Beginning of period                                              90,034,882                   --
                                                               ------------         ------------
End of period (including undistributed net investment income
  of $148,926 and $289,671, respectively)                      $255,931,862         $ 90,034,882
                                                               ============         ============

(a) The Fund commenced investment operations on January 13, 2000.

See notes to financial statements.

                                                                YEAR ENDED          PERIOD ENDED
                                                                AUGUST 31,           AUGUST 31,
                                                                   2001               2000(a)
---------------------------------------------------------------------------------------------------
CHANGES IN SHARES
Subscriptions -- Class A                                          6,664,076            4,454,661
Issued for distributions reinvested -- Class A                      484,502               51,606
Redemptions -- Class A                                           (2,412,227)              (5,787)
                                                               ------------         ------------
  Net Increase -- Class A                                         4,736,351            4,500,480
                                                               ------------         ------------
Subscriptions -- Class B                                          5,245,222            1,616,861
Issued for distributions reinvested -- Class B                      227,002               38,203
Redemptions -- Class B                                             (257,314)              (1,245)
                                                               ------------         ------------
  Net Increase -- Class B                                         5,214,910            1,653,819
                                                               ------------         ------------
Subscriptions -- Class C                                          5,037,788            1,072,443
Issued for distributions reinvested -- Class C                      212,037               14,796
Redemptions -- Class C                                             (868,234)              (8,766)
                                                               ------------         ------------
  Net Increase -- Class C                                         4,381,591            1,078,473
                                                               ------------         ------------
Subscriptions -- Class Z                                                145              210,417
Issued for distributions reinvested -- Class Z                       22,801                9,488
                                                               ------------         ------------
  Net Increase -- Class Z                                            22,946              219,905
                                                               ------------         ------------

(a) The Fund commenced investment operations on January 13, 2000.

See notes to financial statements.
 14

 STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2001
Increase (Decrease) in Cash

CASH FLOWS FROM OPERATING ACTIVITIES
  Net investment income                   $  17,580,387
  Adjustments to reconcile net increase
    in net assets from operations to net
    cash used in operating activities
    Purchases of investment securities     (404,177,758)
    Proceeds from disposition of
      investment securities                 161,019,813
    Sale of short-term investments, net         679,595
    Increase in interest and fees
      receivable                             (1,656,935)
    Decrease in receivable for
      investments sold                          322,736
    Increase in receivable for expense
      reimbursement                             (62,655)
    Increase in other assets                    (74,971)
    Increase in payable for deferred
      facility fees                             362,573
    Increase in accrued expenses                161,310
    Decrease in other liabilities               (92,820)
    Net amortization of premium
      (discount)                               (904,552)
                                          -------------
  Net cash used by operating activities    (226,843,277)

CASH FLOWS FROM FINANCING ACTIVITIES
    Increase in notes payable                69,000,000
    Increase in interest payable                106,636
    Proceeds from shares sold               205,802,054
    Payment of shares redeemed              (41,644,812)
    Distributions paid in cash               (5,310,700)
                                          -------------
  Net cash provided by financing
    activities                              227,953,178
                                          -------------
  Net Increase in Cash                        1,109,901

CASH
  Beginning of the period                         6,986
                                          -------------
  End of the period                       $   1,116,887
                                          =============

Non cash financing activities not included herein consists of reinvestments of distributions of $11,232,581.

See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

August 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Floating Rate Advantage Fund (the "Fund"), is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund authorized an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% early withdrawal charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and an early withdrawal charge. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to an early withdrawal charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

INVESTMENT VALUATION AND TRANSACTIONS:

Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. In the absence of actual market values, Senior Loans will be valued by Stein Roe & Farnham Inc. (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), at fair value, which is intended to approximate market value. In determining fair value, the Advisor will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such Senior Loan interests; and
(iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Senior Loan interest.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

STATEMENT OF CASH FLOWS:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at August 31, 2001.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service and distribution fee per share applicable to Class A, Class B and Class C shares.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the estimated life of each applicable security. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

CAPITAL LOSS CARRYFORWARDS:

At August 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

YEAR OF EXPIRATION   CAPITAL LOSS CARRYFORWARDS
------------------   --------------------------
       2009                   $22,035

Additionally, net capital losses of $4,267,376 attributable to transactions occurring after October 31, 2000 are treated as arising on the first day of the next taxable year.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Stein Roe & Farnham, Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee equal to 0.45% annually of the Fund's average daily managed assets.

Liberty Financial, an intermediate parent of the Fund's investment advisor, has entered into an agreement with Fleet National Bank for the sale of Liberty Financial's asset management business, including each of the Liberty Financial affiliates. This proposed transaction may result in a change of control of the Fund's investment advisor and, therefore, an assignment of its existing investment advisory contract with the Fund. Liberty Financial has obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders. This contract is identical to the current contract in all material respects except for its effective and termination dates. The transaction is expected to be completed prior to the end of 2001.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.20% annually of the Fund's average daily managed assets.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period September 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $36,306 on sales of the Fund's Class A shares and received early withdrawal charges (EWC) of $10,273, $75,244 and $48,435 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.45% and 0.60% annually of the average net assets attributable to Class A, Class B and Class C shares, respectively.

The EWC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of management fees, administration fees, service fees, distribution fees, brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.15% of average net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended August 31, 2001, purchases and sales of investments, other than short-term obligations, were $404,177,758 and $161,019,813, respectively.

Unrealized appreciation (depreciation) at August 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was approximately:

     Gross unrealized appreciation     $ 4,957,282
     Gross unrealized depreciation      (6,297,114)
                                       -----------
          Net unrealized depreciation  $(1,339,832)
                                       ===========

OTHER:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15th day of March, June, September and December, each year, or the next business day if the 15th is not a business day as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's then outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender offer amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. During the year ended August 31, 2001, there were four tender offers in November, February, May and August. For each tender, the Fund offered to repurchase 5.0%, 5.0%, 15.0% and 10.0% of its shares and 1.6%, 3.3%, 5.0% and 4.5% respectively, of shares outstanding were tendered.

Through specific dates in the year 2000, certain classes of the Fund's shares sold were not registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund offered to repurchase these shares at their original sale price in a rescission offer, of which 783,340 shares were repurchased. The Advisor reimbursed these shareholders for any decline in net asset value from the sale date and refunded underwriting discounts on Class A shares repurchased.

NOTE 5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

NOTE 6. LOAN AGREEMENT

At August 31, 2001, the Fund had one term loan outstanding with Bank of America Illinois, totaling $88,000,000 which bore interest at 4.18% per annum, due September 17, 2001. The average daily loan balance was $63,489,831 at a weighted average interest rate of 6.09%. The Fund is required to maintain certain asset coverage with respect to the loans.

NOTE 7. UNFUNDED LOAN COMMITMENTS

As of August 31, 2001, the Fund had unfunded loan commitments of $4,291,273, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                    UNFUNDED
            BORROWER               COMMITMENTS
            --------               -----------
Bridge Information Systems DIP
  Facility                         $  152,361
LTV Corp., DIP Facility               578,100
Nationsrent, Inc.                     154,562
Noveon, Inc.                          625,000
Riverwood International Corp.       2,175,000
SPX Corp.                               6,250
Washington Group International,
  DIP Facility                        600,000
                                   ----------
                                   $4,291,273

NOTE 8. OTHER RELATED PARTY TRANSACTIONS

At August 31, 2001, Keyport Life Insurance, an affiliate of the Advisor, owned 9.8% of the Fund's outstanding shares.

 FINANCIAL HIGHLIGHTS

Selected data of a share of each class outstanding throughout each period is as follows:

                                                              YEAR ENDED    PERIOD ENDED
                                                              AUGUST 31,     AUGUST 31,
CLASS A SHARES:                                                  2001         2000(a)
----------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                         $  12.09       $  12.00
                                                               --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              1.10(b)        0.64
Net realized and unrealized gain (loss) on investments            (0.32)          0.07
                                                               --------       --------
Total from Investment Operations                                   0.78           0.71
                                                               --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        (1.13)         (0.62)
From realized gains                                                  (h)            --
                                                               --------       --------
Total Distributions Declared to Shareholders                      (1.13)         (0.62)
                                                               --------       --------
NET ASSET VALUE -- END OF PERIOD                               $  11.74       $  12.09
                                                               --------       --------
Total return(c)(d)                                                6.71%          6.04%(e)
                                                               ========       ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses(f)                                             1.37%          1.01%(g)
Interest and commitment fees expenses                             2.04%          1.91%(g)
Net expenses(f)                                                   3.41%          2.92%(g)
Net investment income(f)                                          9.24%          9.49%(g)
Waiver/reimbursement                                              0.32%          1.41%(g)
Portfolio turnover rate                                             65%             8%(e)
Net assets at end of period (000's)                            $108,399       $ 54,402

(a) The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Rounds to less than $0.01.

Selected data of a share of each class outstanding throughout each period is as follows:

                                                              YEAR ENDED    PERIOD ENDED
                                                              AUGUST 31,     AUGUST 31,
CLASS B SHARES:                                                  2001         2000(a)
----------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                         $  12.07       $  12.00
                                                               --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              1.05(b)        0.62
Net realized and unrealized gain (loss) on investments            (0.30)          0.05
                                                               --------       --------
Total from Investment Operations                                   0.75           0.67
                                                               --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        (1.08)         (0.60)
From realized gains                                                  (h)            --
                                                               --------       --------
Total Distributions Declared to Shareholders                      (1.08)         (0.60)
                                                               --------       --------
NET ASSET VALUE -- END OF PERIOD                               $  11.74       $  12.07
                                                               --------       --------
Total return(c)(d)                                                6.52%          5.69%(e)
                                                               ========       ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses(f)                                             1.72%          1.36%(g)
Interest and commitment fees expenses                             2.04%          1.91%(g)
Net expenses(f)                                                   3.76%          3.27%(g)
Net investment income(f)                                          8.89%          9.14%(g)
Waiver/reimbursement                                              0.32%          1.41%(g)
Portfolio turnover rate                                             65%             8%(e)
Net assets at end of period (000's)                            $ 80,609       $ 19,964

(a) The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Rounds to less than $0.01.

Selected data of a share of each class outstanding throughout each period is as follows:

                                                              YEAR ENDED    PERIOD ENDED
                                                              AUGUST 31,     AUGUST 31,
CLASS C SHARES:                                                  2001         2000(a)
----------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                         $  12.07       $  12.00
                                                               --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              1.03(b)        0.61
Net realized and unrealized gain (loss) on investments            (0.30)          0.05
                                                               --------       --------
Total from Investment Operations                                   0.73           0.66
                                                               --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        (1.06)         (0.59)
From realized gains                                                  (h)            --
                                                               --------       --------
Total Distributions Declared to Shareholders                      (1.06)         (0.59)
                                                               --------       --------
NET ASSET VALUE -- END OF PERIOD                               $  11.74       $  12.07
                                                               --------       --------
Total return(c)(d)                                                6.35%          5.62%(e)
                                                               ========       ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses(f)                                             1.87%          1.51%(g)
Interest and commitment fees expenses                             2.04%          1.91%(g)
Net expenses(f)                                                   3.91%          3.42%(g)
Net investment income(f)                                          8.74%          8.99%(g)
Waiver/reimbursement                                              0.32%          1.41%(g)
Portfolio turnover rate                                             65%             8%(e)
Net assets at end of period (000's)                            $ 64,074       $ 13,013

(a) The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Rounds to less than $0.01.

Selected data of a share of each class outstanding throughout each period is as follows:

                                                              YEAR ENDED    PERIOD ENDED
                                                              AUGUST 31,     AUGUST 31,
CLASS Z SHARES:                                                  2001         2000(a)
----------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                         $  12.08       $  12.00
                                                               --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              1.14(b)        0.67
Net realized and unrealized gain (loss) on investments            (0.31)          0.05
                                                               --------       --------
Total from Investment Operations                                   0.83           0.72
                                                               --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        (1.17)         (0.64)
From realized gains                                                  (h)            --
                                                               --------       --------
Total Distributions Declared to Shareholders                      (1.17)         (0.64)
                                                               --------       --------
NET ASSET VALUE -- END OF PERIOD                               $  11.74       $  12.08
                                                               --------       --------
Total return(c)(d)                                                7.17%          6.11%(e)
                                                               ========       ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses(f)                                             1.02%          0.66%(g)
Interest and commitment fees expenses                             2.04%          1.91%(g)
Net expenses(f)                                                   3.06%          2.57%(g)
Net investment income(f)                                          9.59%          9.84%(g)
Waiver/reimbursement                                              0.32%          1.41%(g)
Portfolio turnover rate                                             65%             8%(e)
Net assets at end of period (000's)                            $  2,850       $  2,656

(a) The Fund commenced investment operations on January 13, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Rounds to less than $0.01.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF LIBERTY FLOATING RATE ADVANTAGE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets, and cash flows and the financial highlights present fairly, in all material respects, the financial position of Liberty Floating Rate Advantage Fund (the "Fund"), at August 31, 2001, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 2001 by correspondence with the custodian and selling or agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 24, 2001

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On December 27, 2000 a Special Meeting of Shareholders (Meeting) was held to conduct the vote for and against the approval of the Items listed on the Proxy for said Meeting. On September 29, 2000, the record date of the Meeting, the Fund had 9,810,396.0520 shares of beneficial interest and that all of the shares represented at the Meeting were represented by proxy, and that the shares were voted on the items as follows:

                                                                         AUTHORITY
                                                         FOR             WITHHELD
                                                    --------------      -----------
To elect a Board of Trustees:
Douglas Hacker                                      5,638,806.8710      23,635.0290
Janet Langford Kelly                                5,638,806.8710      23,635.0290
Richard W. Lowry                                    5,638,806.8710      23,635.0290
Salvatore Macera                                    5,638,806.8710      23,635.0290
William E. Mayer                                    5,638,806.8710      23,635.0290
Charles R. Nelson                                   5,638,806.8710      23,635.0290
John J. Neuhauser                                   5,638,806.8710      23,635.0290
Joseph R. Palombo                                   5,638,806.8710      23,635.0290
Thomas E. Stitzel                                   5,638,806.8710      23,635.0290
Thomas C. Theobald                                  5,638,806.8710      23,635.0290
Anne-Lee Verville                                   5,638,806.8710      23,635.0290

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

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

                      (This page intentionally left blank)

TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and Liberty All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Floating Rate Advantage Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Floating Rate Advantage Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Floating Rate Advantage Fund

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Floating Rate Advantage Fund ANNUAL REPORT, AUGUST 31, 2001

[LOGO LIBERTY]                                         PRSRT STD
                            LIBERTY                   U.S. POSTAGE
                     --------------                       PAID
                             FUNDS                    HOLLISTON, MA
                                                      PERMIT NO. 20

ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE

LIBERTY FUNDS DISTRIBUTOR, INC. (C)2001
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621, 800-426-3750 www.libertyfunds.com


                                                762-02/323H-0801 (10/01) 01/1846